SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            ------------------------


                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                October 19, 1998



                                  CAMBIO, INC.
             (Exact name of registrant as specified in its charter)


    Delaware                        0-19726                     94-3022377
(State or other                (Commission File             (I.R.S.  Employer
jurisdiction of                     Number)               Identification Number)
 incorporation)


              2000 Powell Street, Suite 1203, Emeryville, CA 94608
                    (Address of principal executive offices)


               Registrant's telephone number, including area code:
                                 (510) 420-0900

Item 5.   Other Events

     On October 19, 1998 Meadowbrook Rehabilitation Group, Inc., announced that effective on Tuesday, October 20, 1998, its name changed to Cambio, Inc. The name change was effected by merging its wholly owned subsidiary, Cambio Acquisition Corporation into Meadowbrook, and simultaneously changing its name to Cambio, Inc. The Nasdaq symbol will change to CAMB; its new CUSIP number will be 13200N 10 0. The name change will serve to better reflect the development plans, current business model, and future objectives of the organization. Cambio is a supplier of software and professional services for operations support systems (OSS) of telecommunications industries, and for general enterprise networks.

Item 7.   Financial Statements and Exhibits

          (c)  Exhibits:

               Exhibit 99.1   Press   release   dated   October  19,  1998
                              announcing Meadowbrook's name change.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               CAMBIO, INC.


                                               By: /s/ Harvey Wm. Glasser,  M.D.
                                                       Harvey Wm. Glasser,  M.D.
                                                       Chief Executive Officer

Dated:   November 4, 1998